UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) off The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2015

GOLD LAKES CORP.

(Exact name of registrant as specified in charter)

Nevada	000-52814	74-3207964
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

573 Monroe Blvd. Painesville, Ohio	42077
(Address of principal executive offices)	(Zip Code)

(216) 408-9423

Registrant’s telephone number

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On August 12, 2015, the Company completed a merger with Gold Lakes Corp., a wholly owned subsidiary incorporated in the State of Nevada. This resulted in a corporate name change of the Company to “Gold Lakes Corp.” This corporate action was approved by the Company’s Board of Directors as authorized by Nevada corporate law. The corporate name change, as well as a 1 for 200 reverse stock split effected by the merger through the merger exchange ratio, will become effective upon final approval by FINRA. The Company has also requested a new trading symbol from FINRA to replace “SGAE.”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGA RESOURCES, INC.

Date: August 18, 2015	By:	/s/ Christopher P. Vallos
Christopher P. Vallos, Director